SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                            |X|
Filed by a Party other than the Registrant         |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Countrywide Tax-Free Trust
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

                           COUNTRYWIDE TAX-FREE TRUST
                                312 Walnut Street
                                   21st Floor
                             Cincinnati, Ohio 45202

                                                              September __, 1999

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Countrywide Tax-Free Trust to be held on Wednesday, October 27, 1999 at 10:00 a.m., Eastern Time, in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202.

     We have previously informed you of a recent development involving Countrywide Investments, Inc. (the "Adviser"), the Trust's investment adviser and principal underwriter, and its parent company, Countrywide Financial Services, Inc. ("CFS"). On August 24, 1999, Fort Washington Investment Advisors, Inc. entered into an agreement to buy all of the stock of CFS from Countrywide Credit Industries, Inc., its parent company.

     Fort Washington Investment Advisors is part of Western-Southern Enterprise, a dynamic group of financial services companies owned by The Western and Southern Life Insurance Company. Western-Southern Enterprise provides life insurance, annuities, mutual funds, business planning insurance, health insurance, asset management and other related financial services for millions of customers nationwide. Founded in 1888, The Western and Southern Life Insurance Company is a strong organization with solid values, a rich heritage and an exciting future and holds the highest ratings for claims paying ability awarded by three independent insurance rating agencies.

     As a full-service registered investment advisory firm, Fort Washington Investment Advisors offers professional and comprehensive investment management services for foundations and endowments, corporate pension funds, insurance companies, mutual funds, colleges and universities, religious organizations and high net worth individuals. Fort Washington Investment Advisors and its advisory subsidiaries have assets under management exceeding $16 billion.

     We view this transaction as very positive for a number of reasons. As a local company, Fort Washington Investment Advisors is well acquainted with the business community in which the Adviser operates. Fort Washington and its affiliates will provide the Adviser with access to its extensive resources. Moreover, it is anticipated that there will be no material change in the investment strategies we employ or investment professionals assigned to the Trust.

     Under the Investment Company Act, the purchase of CFS is considered an assignment of the management agreements between the Adviser and the Trust, with respect to each series of the Trust. The management agreements for each series of the Trust require that we obtain approval from shareholders of a new management agreement as a result of the transaction.

     You are also being asked to elect a substantially new group of trustees and to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year. No change of accountants is being proposed.

     The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote to elect the proposed slate of Trustees and "FOR" each of the other matters discussed in the proxy statement.

     YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR FAXING IT TO (513) _________, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                        Very truly yours,

                                        Robert H. Leshner
                                        President

                           COUNTRYWIDE TAX-FREE TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on October 27, 1999

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Countrywide Tax-Free Trust (the "Trust") will be held in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202, on Wednesday, October 27, 1999 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. Approval of new management agreements with Countrywide Investments, Inc., to become effective upon the closing of the proposed acquisition of Countrywide Financial Services, Inc. by Fort Washington Investment Advisors, Inc. NO FEE INCREASE IS PROPOSED.

2. Election of nine trustees to serve until their successors are duly elected and qualified.

3. Ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants for the fiscal year ending June 30, 2000. NO CHANGE IN ACCOUNTANTS IS PROPOSED.

4. Transaction of any other business, not currently contemplated, that may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 16, 1999 are entitled to notice of and to vote at this meeting and any adjournment thereof.

                                        By order of the Board of Trustees,

                                        Tina D. Hosking, Secretary

September ____, 1999

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR BY FAXING IT TO (513) _________, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           COUNTRYWIDE TAX-FREE TRUST
                                312 Walnut Street
                                   21st Floor
                             Cincinnati, Ohio 45202
                                  ------------
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on October 27, 1999
                                  ------------
                                 PROXY STATEMENT
                                  ------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Countrywide Tax-Free Trust (the "Trust") for use at the special meeting of shareholders to be held at 10:00 a.m. on Wednesday, October 27, 1999, and at any adjournment(s) thereof. The meeting will be held in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202. This proxy statement and form of proxy were first mailed to shareholders on or about September __, 1999.

     Fort Washington Investment Advisors, Inc. ("Fort Washington") has agreed to buy all of the outstanding stock of Countrywide Financial Services, Inc., ("CFS"), the parent company of Countrywide Investments, Inc. (the "Adviser"). If the sale is completed, the Adviser will become a wholly-owned, indirect subsidiary of Fort Washington. As a result, the shareholders are being asked to consider the following proposals:

1. Approval of new management agreements for each fund of the Trust with the Adviser, to become effective upon the closing of the proposed acquisition of CFS by Fort Washington.

2. Election of nine trustees to serve until their successors are duly elected and qualified.

3. Ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants for the Funds' fiscal year ending June 30, 2000.

4. Transaction of any other business, not currently contemplated, that may properly come before the meeting or any adjournment thereof.

                           PROPOSAL 1 - NEW MANAGEMENT
                  AGREEMENTS WITH COUNTRYWIDE INVESTMENTS, INC.

BACKGROUND
----------

     CFS (the Adviser's parent company) is currently owned by Countrywide Credit Industries, Inc. On August 24, 1999, Countrywide Credit Industries, Inc. entered into an agreement to sell all of the stock of CFS to Fort Washington (the "Acquisition"). Countrywide Fund Services, Inc., the Trust's administrator, transfer agent and accounting and pricing agent, is a wholly-owned subsidiary of CFS. As a result of the Acquisition, the Adviser and Countrywide Fund Services, Inc. will become wholly-owned, indirect subsidiaries of Fort Washington. It is anticipated that the closing will occur immediately following the shareholder meeting. The Acquisition is subject to the satisfaction of various conditions, including, but not limited to, the following:

     1. The Board of Trustees of the Trust, Countrywide Investment Trust and Countrywide Strategic Trust (collectively, the "Trusts") must approve new management agreements with the Adviser for each mutual fund within the three trusts (collectively, the "Countrywide Funds").
     2. The shareholders of each Countrywide Fund must approve a new management agreement with the Adviser.
     3. A new Board of Trustees (the composition of which is satisfactory to Fort Washington) must be elected by the shareholders of each Countrywide Trust.

     Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The Investment Company Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. The Acquisition constitutes a "change in control" of the Adviser for purposes of the Investment Company Act of 1940 and will cause the "assignment" and resulting termination of the present investment advisory agreements.

     Section 15(f) of the Investment Company Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

     (1) An "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Acquisition.

    (2) During the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act.

THE PRESENT MANAGEMENT AGREEMENTS.
----------------------------------

     The Adviser currently provides investment advisory services to each Fund of the Trust pursuant to six separate management agreements between the Trust and the Adviser. The management agreements for the Tax-Free Money Fund, Ohio Insured Tax-Free Money Fund, California Tax-Free Money Fund, Florida Tax-Free Money Fund, Tax-Free Intermediate Term Fund and Ohio Tax-Free Money Fund are substantially identical to each other in all respects. The agreements require the Adviser to furnish an investment program for the applicable Fund and to determine which securities to purchase and sell and what portion of the Fund's assets to keep uninvested. Each of the current management agreements were last approved by shareholders of each Fund and took effect on February 28, 1997. The agreements were submitted to shareholders in 1997 because the Adviser was being acquired by Countrywide Credit Industries, Inc. The present management agreements were last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the 1940 Act, of the Adviser or the Trust (the "Independent Trustees"), on February 9, 1999.

THE NEW MANAGEMENT AGREEMENTS.
------------------------------

     Each Fund will enter into a separate new management agreement with the Adviser. The terms and conditions of the new management agreements are substantially identical in all material respects to those of the present management agreements with the exception of a change in the effective date and the termination date.

     Under the new management agreements, the Adviser will select portfolio securities for investment by the Funds, purchase and sell securities of the Funds, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the Investment Company Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Adviser and the investment objectives, policies and restrictions of each Fund.

     The Adviser will receive from each Fund a fee at an annual rate of 0.50% of the average daily net assets of the Fund up to $100 million; 0.45% of such assets from $100 million to $200 million; 0.40% of such assets from $200 million to $300 million; and 0.375% of such assets in excess of $300 million. These are the same fees that the Adviser currently receives from each Fund under its present management agreement. During the fiscal year ended June 30, 1999, the Tax-Free Money Fund, Ohio Insured Tax-Free Money Fund, California Tax-Free Money Fund, Florida Tax-Free Money Fund Tax-Free Intermediate Term Fund, and Ohio Tax-Free Money Fund paid to the Adviser advisory fees (net of voluntary fee waivers) of $________, $_________, $__________, $__________, $________ and
$__________ respectively. There is no assurance that any fee waivers will continue in the future.

     If a new management agreement is approved by shareholders of a Fund, the new management agreement will become effective when the Acquisition is completed. Each new management agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each new management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the applicable Fund, or by the Adviser. Each new management agreement automatically terminates in the event of its assignment.

     Each new management agreement provides that the Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Trust, provided that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under such Agreement, or breach of its obligations thereunder.

     The form of the new management agreement for the Funds is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new management agreements is only a summary.

     Approval of new management agreements by the shareholders of each Fund of the Trust is a condition to the closing of the Acquisition. Fort Washington, however, may elect to proceed with the closing of the Acquisition if the shareholders of one or more Funds do not approve a new management agreement. If this occurs and the Acquisition is completed, the present management agreements will automatically terminate and, for those Funds whose shareholders have not approved a new management agreement, the Board of Trustees will promptly take such actions as they consider are in the best interests of the shareholders. These actions could include (i) appointing an interim adviser to serve at cost until such time as a management agreement is approved (and shareholders could be asked to reconsider the new management agreement), or (ii) liquidating the Fund. If the Acquisition is not completed for any reason, the Adviser will continue to serve as the investment adviser of each Fund pursuant to the terms of the present management agreements.

INFORMATION CONCERNING FORT WASHINGTON.
---------------------------------------

     Fort Washington Investment Advisors, Inc., located at 420 East Fourth Street, Cincinnati, Ohio 45202, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, located at 400 Broadway, Cincinnati, Ohio 45202.

INFORMATION CONCERNING THE ADVISER.
-----------------------------------

     The Adviser is a wholly owned subsidiary of CFS. Both the Adviser and CFS are located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. CFS is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., which is located at 4500 Park Granada, Calabasas, California 91302. The Adviser also serves as the Trust's principal underwriter. If the Acquisition is completed, the Adviser will continue to serve as the Trust's principal underwriter pursuant to the terms of a new underwriting agreement which was approved by the Board of Trustees, including a majority of the Independent Trustees, on September 8,

1999. The new underwriting agreement may be terminated by either party on sixty days written notice. During the fiscal year ended June 30, 1999, the Tax-Free Money Fund, Ohio Insured Tax-Free Money Fund, California Tax-Free Money Fund, Florida Tax-Free Money Fund, Tax-Free Intermediate Term Fund and Ohio Tax-Free Money Fund paid to the Adviser underwriting fees of $_______, $______, $_______, $________, $________ and $______, respectively.

     The table below gives the name, address and principal occupation of each current director and principal executive officer of the Adviser. If the Acquisition is completed, different individuals may be elected to serve as directors and officers of the Adviser.

---------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                        POSITION WITH ADVISER                   PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------------------------------------
Angelo R. Mozilo                        Chairman/Director                       Chairman of Countrywide Home Loan, Inc.
4500 Park Granada
Calabasas, CA 91302
---------------------------------------------------------------------------------------------------------------------------
Robert H. Leshner                       President/Chief Executive               President & CEO of CFS
312 Walnut Street                       Officer/Director
21 Floor
Cincinnati, OH  45202
---------------------------------------------------------------------------------------------------------------------------
Andrew S. Bielanski                     Director                                Managing Director of Portfolio
4500 Park Granada                                                               Services of Countrywide Home Loan, Inc.
Calabasas, CA 91302
---------------------------------------------------------------------------------------------------------------------------
Thomas H. Boone                         Director                                Managing Director of Portfolio
4500 Park Granada                                                               Services of Countrywide Home Loan, Inc.
Calabasas, CA 91302
---------------------------------------------------------------------------------------------------------------------------
Marshall M. Gates                       Director                                Managing Director of Developing
4500 Park Granada                                                               Markets of Countrywide Home Loan, Inc.
Calabasas, CA 91302
---------------------------------------------------------------------------------------------------------------------------
William E. Hortz                        Executive Vice-President                Executive Vice-President and Director
312 Walnut Street                       and Director of Sales                   of Sales of CFS
21 Floor
Cincinnati, OH  45202
---------------------------------------------------------------------------------------------------------------------------
Maryellen Peretzky                      Senior Vice-President, Chief            Senior Vice-President, Chief Administrative
312 Walnut Street                       Operating Officer and Secretary         Officer and Secretary of CFS
21 Floor
Cincinnati, OH  45202
---------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft                    First Vice-President, Chief             First Vice-President, Chief Financial
312 Walnut Street                       Financial Officer and Treasurer         Officer and Treasurer of CFS
21 Floor
Cincinnati, OH  45202
---------------------------------------------------------------------------------------------------------------------------

     The Adviser serves as investment adviser to the affiliated registered investment companies listed below:

--------------------------------------------------------------------------------------------------------------
Name of Fund                            Net Assets as of                  Annual Advisory Fee
                                        September 1, 1999             (as a percentage of assets)
--------------------------------------------------------------------------------------------------------------
COUNTRYWIDE STRATEGIC TRUST
--------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                  $___________                  1.00% of  average  daily  net  assets of
--------------------------------------------------------------------  assets of each  Fund up to $50  Million;
Growth/Value Fund                       $___________                  .90% of the next $50 million  million of
--------------------------------------------------------------------  such  assets;  .80%  of  The  next  $100
Utility Fund                            $___________                  million of such assets;  and .75 of such
--------------------------------------------------------------------  assets over $200 million.
Equity Fund                             $___________
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Name of Fund                            Net Assets as of                  Annual Advisory Fee
                                        September 1, 1999             (as a percentage of assets)
--------------------------------------------------------------------------------------------------------------
COUNTRYWIDE INVESTMENT TRUST
--------------------------------------------------------------------------------------------------------------
Short Term Government Income Fund*      $ 113,389,002                 .50% of average daily net assets of each
--------------------------------------------------------------------  Fund  up to $50  million;  .45%  of such
Intermediate Term Government Income        41,319,917                 assets from $50 million to $150 million;
Fund                                                                  .40% of such assets from $150 million to
--------------------------------------------------------------------  $250  million;  and .375% of such assets
Adjustable Rate U.S. Government             9,964,558                 over $250 million. .20% of average daily
Securities Fund*                                                      net assets
--------------------------------------------------------------------
Money Market Fund*                         22,804,630
--------------------------------------------------------------------
Intermediate Bond Fund*                    11,819,840
--------------------------------------------------------------------
Institutional Government Income Fund*      42,938,744
--------------------------------------------------------------------------------------------------------------

     *During the 1999 fiscal year, the Adviser waived all or a portion of its advisory fees for such Funds. There is no assurance that any fee waivers will continue in the future.

INFORMATION CONCERNING COUNTRYWIDE FUND SERVICES, INC.
------------------------------------------------------

        Countrywide Fund Services, Inc., an affiliate of the Adviser, provides transfer agency, shareholder servicing and accounting and pricing services to the Funds. The address of Countrywide Fund Services, Inc. is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. During the fiscal year ended June 30, 1999, it received fees from the Funds for its services as transfer and shareholder servicing agent and accounting and pricing services agent as follows:

                                         As Transfer and       As Accounting and
                                           Shareholder         Pricing Services
                                           -----------         ----------------

Tax-Free Money Fund                          $_____                 $_____

Ohio Insured Tax-Free Money                  $_____                 $_____
Fund

California Tax-Free Money Fund               $_____                 $_____

Florida Tax-Free Money Fund                  $_____                 $_____

Tax-Free Intermediate Term                   $_____                 $_____
Fund

Ohio Tax-Free Money Fund                     $_____                 $_____

     Countrywide Fund Services, Inc. is retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, Countrywide Fund Services, Inc. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays Countrywide Fund Services, Inc. [a fee of $37,500 per month for these services, which is split equally among the Trust, Countrywide Strategic Trust and Countrywide Investment Trust.]

     If the Acquisition is completed, Countrywide Fund Services, Inc. will continue to provide transfer agent, accounting and pricing and administrative services to the Trust at the same rates as are currently in effect, pursuant to new service agreements which were approved by the Board of Trustees, including a majority of the Independent Trustees, on September 8, 1999. Either party may terminate the new service agreements on sixty days written notice.

EVALUATION BY THE BOARD OF TRUSTEES.
------------------------------------

     On September 8, 1999, the Board of Trustees, including all of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the new management agreements. Prior to such approval, the Independent Trustees met separately with their counsel, who did not represent Countrywide Credit Industries, Inc. or Fort Washington and/or their affiliates, to advise them with respect to their responsibilities under state and federal law in reaching a determination with respect to the new management agreements and related matters. In addition to their attendance at the Board of Trustees' meetings held on August 25 and September 8, 1999, the Independent Trustees met separately with their counsel on August 24, August 25, September 7 and September 8, 1999 for the purpose of assisting them in reaching a determination with respect to the new management agreements. In conducting their evaluation, the Independent Trustees reviewed and discussed various materials provided on behalf of Fort Washington by The Western and Southern Life Insurance Company or its affiliates ("Western Southern") at the request of the Independent Trustees and other relevant information.

     Included among these materials were: (i) financial statements of Western Southern; (ii) information concerning the personnel and operations of Western Southern; (iii) biographical information concerning the directors and officers of Western Southern, the proposed Trustees for the Trust, and the investment management personnel of Western Southern; (iv) forms of proposed investment advisory agreements, underwriting agreements, distribution plans and related agreements to be adopted by the Funds and a comparison of such agreements and plans with those currently in effect for the Funds; (v) information concerning the marketing capabilities of Western Southern; (vi) incentives being offered to assure that key personnel will be retained; (vii) information pertaining to the composition of the Funds' investment portfolios and any proposed changes in investment practices or techniques following consummation of the transaction;
(viii) information pertaining to proposed advisory fees, Fund expenses and proposed servicing arrangements with the Funds' service providers; (ix) data concerning historical performance of Western Southern's proprietary funds; (x) a description of the brokerage allocation and soft dollar practices with respect to Western Southern's proprietary funds; and (xi) information pertaining to Western Southern's Year 2000 readiness.

     On September 8, 1999, the Board of Trustees of the Funds, including all of the Independent Trustees, approved the new management agreements, subject to shareholder approval. In determining to recommend approval of the new management agreements to shareholders, the Independent Trustees, separately, and the entire Board of Trustees considered the following factors, among others:

(1) Countrywide Credit Industries, Inc.'s desire to provide its customers with a wider variety of investment products through alliances with multiple providers rather than continue operating a proprietary family of funds and its intention to reduce the extent and scope of its investment company service business;
(2) Western Southern's commitment to the development and expansion of its investment advisory business;
(3) the management fees and management services to be performed under the new management agreements are the same as those under the existing management agreements, and the other terms of the agreements are identical in all material respects, except for the dates of their execution, effectiveness and termination;
(4) there are no changes contemplated in the objectives and policies of the Funds, and the proposed transaction will not materially affect the level or quality of advisory services currently provided to the Funds;
(5) the possibility that sales of shares of the Funds will be enhanced by Western Southern's reputation, distribution capabilities and financial resources following consummation of the proposed transaction, and that such growth may result in economies of scale that will benefit the shareholders in the form of lower expense ratios;

(6) the fact that Western Southern has agreed that it will use its best efforts to satisfy the provisions of Section 15(f) of the Investment Company Act;

(7) the performance of the Funds as compared to similar mutual funds and other comparable indices; and

(8) the fact that the Funds will not bear the expenses of the transaction or any of the costs of preparing and mailing proxy materials to shareholders.

     As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new management agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreements and voted to recommend them to shareholders for approval.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENTS.

                   PROPOSAL 2 - ELECTION OF TRUSTEES TO SERVE
                      UPON CONSUMMATION OF THE ACQUISITION

     On September 8, 1999, all of the Independent Trustees met to review pertinent information on the nominees for election to the Board of Trustees. At such meeting, the Independent Trustees, who were represented by their counsel for the purpose of assisting them in reaching a determination with respect to the nominees, determined that Mr. Lerner and Mr. Robertson would meet in person with candidates proposed for election to the Board of Trustees by Fort Washington and report thereon to all of the Independent Trustees. On September __, 1999, the Independent Trustees held a meeting at which the Independent Trustees reviewed the backgrounds and qualifications of the proposed nominees. Following a full discussion, the Independent Trustees selected the nine persons proposed for election at this meeting. Thereafter, the full Board of Trustees, based upon the selection and recommendation of the Independent Trustees, nominated such persons for election as Trustees.

     Six individuals not currently serving on the Board of Trustees have been nominated to serve as Trustees, effective upon completion of the Acquisition. If elected by shareholders, these individuals will serve together with three members of the present Board of Trustees: Robert H. Leshner, H. Jerome Lerner and Oscar P. Robertson. When the Acquisition is completed, Donald L. Bogdon, M.D., Howard J. Levine, Angelo R. Mozilo, Fred A. Rappoport, John F. Seymour, Jr. and Sebastiano Sterpa will no longer serve as Trustees. In the event the Acquisition is not completed for any reason, the members of the present Board of Trustees will continue to serve as Trustees.

     Nine nominees are to be elected as Trustees, each to serve until his or her successor is duly elected and qualified. The current Independent Trustees reserve the right to substitute another person or persons of their choice as a nominee or nominees if a nominee is unable to serve as a Trustee at the time of the meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a Trustee.

-----------------------------------------------------------------------------------------------------------------------------
Name and Principal Occupation During the         Age      Trustee          Amount of Beneficial Ownership of    Compensation
Past Five Years and Directorships of Public               Since            Shares of the Trust (1)              for the Year
Companies                                                                                                       Ended June
                                                                                                                30, 1999
-----------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner                                  61        1981            None
Principal of HJL Enterprises and
Chairman of Crane Electronics, Inc. (a
manufacturer of electronic connectors).
He is also a Trustee of Countrywide
Strategic Trust and Countrywide
Investment Trust.
-----------------------------------------------------------------------------------------------------------------------------
Robert H. Leshner*                                60        1981            _________ shares of the ____ Fund
President and a director of Countrywide                                     (___% of the _____ Fund)
Investments, Inc. (the Adviser of the
Trust), Countrywide Financial Services,
Inc. (a financial services company and
parent of Countrywide Investments, Inc.,
Countrywide Fund Services, Inc. and CW
Fund Distributors, Inc.), Countrywide
Fund Services, Inc. (a registered
transfer agent) and CW Fund
Distributors, Inc. (a registered
broker-dealer). He is also President and
a Trustee of Countrywide Strategic Trust
and Countrywide Investment Trust.
-----------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson***                             60        1981            ________ shares of the ____ Fund
President of Orchem Corp. (a chemical                                       (___% of the Fund);
specialties distributor) and Orpack                                         ________ shares of the ____ Fund
Stone Corporation (a corrugated box                                         (___% of the Fund).
manufacturer). He is also a Trustee of
Countrywide Investment Trust and
Countrywide Strategic Trust.
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------

     (1)  Voting and investment power as of ________, 1999.

     * Robert H. Leshner, as an affiliated person of Countrywide Investments, Inc., the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Leshner may directly or indirectly receive benefits from the new management agreements as a result of such affiliation. Prior to the acquisition of CFS by Countrywide Credit Industries, Inc. in 1997, Mr. Leshner was the controlling shareholder of CFS and indirectly controlled the Adviser and Countrywide Fund Services, Inc.
          [Indicate each nominee who is an interested person.]

     ** The percentage of shares of a Fund owned beneficially by the nominee does not exceed one percent of the outstanding shares of such Fund.

     *** On February 2, 1996, an involuntary petition under Chapter 7 of the U.S. Bankruptcy Code was filed by creditors against Orchem, Inc., of which Mr. Robertson was the chief executive officer. The case was subsequently converted to a Chapter 11 bankruptcy and is still pending in the U.S. Bankruptcy Court.

     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Each nominee is also standing for election as a trustee of Countrywide Strategic Trust and Countrywide Investment Trust. Trustees on the Board who are not interested persons of the Trust currently receive a quarterly retainer of $1,500, plus $1,500 for each Board meeting attended. These fees are split equally among the Trust, Countrywide Strategic Trust and Countrywide Investment Trust.

     The Trust has an Audit Committee currently consisting of H. Jerome Lerner, Oscar P. Robertson and Sebastiano Sterpa. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that the Audit Committee will consist of ______ nominees for election as trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit, reviews the annual and semiannual financial reports of the Trust and considers any comments which the accountants may have regarding the Trust's financial statements or books of account. Audit Committee members receive no additional compensation for attending an Audit Committee meeting. The Trust has no standing nominating or compensation committee.

     During the fiscal year ended June 30, 1999, the Board of Trustees and the Audit Committee each held ______ meetings. During such fiscal year, each Trustee attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he has been a trustee) and (ii) the total number of meetings held by any committee of the Board of Trustees on which he served.

EXECUTIVE OFFICERS.
-------------------

     The Trust's executive officers are set forth below. The business address of each current officer is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

-------------------------------------------------------------------------------------- ------- --------------- ----------------
NAME AND PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS                               AGE     OFFICER SINCE   POSITION WITH
-------------------------------------------------------------------------------------- ------- --------------- ----------------
ANGELO R. MOZILO                                                                       60                      Chairman
Chairman, Director and Chief Executive Officer of Countrywide Credit Industries,
Inc. (a holding company). He is Chairman and director of Countrywide Home Loans,
Inc. (a residential  mortgage lender),  Countrywide  Financial  Services,  Inc.,
Countrywide  Investments,   Inc.,  Countrywide  Fund  Services,  Inc.,  CW  Fund
Distributors,  Inc.,  Countrywide  Servicing Exchange (a loan servicing broker),
Countrywide Lending  Corporation and Countrywide  Capital Markets,  Inc. (parent company).  He is also a director  of CMM  Municipal  Services,  Inc. (a tax lien purchaser),  CTC Real Estate  Services  Corporation  ( a  foreclosure  trustee),
LandSafe,  Inc. (parent company) and various LandSafe,  Inc.  subsidiaries which
provide  property  appraisals,   credit  reporting  services,   home  inspection
services,  flood zone  determination  services,  title insurance  and/or closing services for residential mortgages.
-------------------------------------------------------------------------------------- ------- --------------- ----------------
ROBERT H. LESHNER                                                                      60                      President
President and director of Countrywide Investments,  Inc. (the investment adviser and principal underwriter of the Trust), Countrywide Financial Services, Inc. (a
financial  services  company  and  parent  of  Countrywide  Investments,   Inc.,
Countrywide Fund Services,  Inc. and CW Fund  Distributors,  Inc.),  Countrywide
Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc.
(a registered broker-dealer).  He is also President and a Trustee of Countrywide
Tax-Free  Trust  and  Countrywide   Investment  Trust,   registered   investment
companies.
-------------------------------------------------------------------------------------- ------- --------------- ----------------
MARYELLEN PERETZKY                                                                     47                      Vice President
Senior Vice  President,  Chief  Operating  Officer and Secretary of  Countrywide
Investment,  Inc.  and  Senior  Vice  President  and  Secretary  of  Countrywide
Financial  Services,   Inc.,  Countrywide  Fund  Services,   Inc.  and  CW  Fund
Distributors,  Inc. She is also Vice President of Countrywide  Investment  Trust and Countrywide Tax-Free Trust.
-------------------------------------------------------------------------------------- ------- --------------- ----------------
WILLIAM E. HORTZ                                                                       41                      Vice President
Executive Vice President and Director of Sales of Countrywide Investments,  Inc.
and  Countrywide  Financial  Services,   Inc.  He  is  also  Vice  President  of
Countrywide  Investment Trust and Countrywide  Strategic Trust.  From 1996 until
1998, he was President of Peregrine  Asset  Management (an investment  adviser).
From 1991 until 1996, he was Regional  Director of Neuberger & Berman Management
(an investment adviser).
-------------------------------------------------------------------------------------- ------- --------------- ----------------
TINA D. HOSKING                                                                        31                      Secretary
Associate  General  Counsel and Assistant  Vice  President of  Countrywide  Fund
Services,  Inc.  and CW  Fund  Distributors,  Inc.  She  is  also  Secretary  of
Countrywide Investment Trust and Countrywide Tax-Free Trust.
-------------------------------------------------------------------------------------- ------- --------------- ----------------
THERESA M. SAMOCKI                                                                     29                      Treasurer
Assistant Vice  President-Fund  Accounting Manager of Countrywide Fund Services,
Inc.  and CW Fund  Distributors,  Inc.  She is  also  Treasurer  of  Countrywide
Investment Trust and Countrywide Tax-Free Trust.
-------------------------------------------------------------------------------------- ------- --------------- ----------------

           PROPOSAL 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has been selected by vote of the Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent public accountants for the current fiscal year ending June 30, 2000. The employment of Arthur Andersen LLP is conditioned upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

     Arthur Andersen LLP has acted as the Trust's independent public accountants since [1983]. If the Trust's shareholders do not ratify the selection of Arthur Andersen LLP, other certified public accountants will be considered for selection by the Board of Trustees. Ratification of the accountants is not a condition precedent to the completion of the Acquisition.

     Representatives of Arthur Andersen LLP are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Arthur Andersen LLP are present, they will be available to respond to appropriate questions from shareholders

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP.

                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on each proposal to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. Your proxy, if properly executed, duly returned and not revoked, will be voted according to the instructions on the proxy. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. In addition, proxies will be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any, on any matter to come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) filing a written notification of revocation with the Secretary of the Trust, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

                              COST OF SOLICITATION

     The Trust has retained Management Information Systems ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxies, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $_______, and will be paid by [the Adviser]. [The Adviser] will also pay the printing, postage and any other costs of the solicitation.

     In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. [The Adviser] will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

RECORD DATE
-----------

     The Board of Trustees has fixed the close of business on September 16, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The
Trust is composed of six separate funds, Tax-Free Money Fund, Ohio Insured Tax-Free Money Fund, California Tax-Free Money Fund, Florida Tax-Free Money Fund, Tax-Free Intermediate Term Fund, and Ohio Tax-Free Money Fund (individually a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Trust's shares. As of the record date there were __________ shares of beneficial interest, no par value, of the Trust outstanding, comprised of _____________ shares of the Tax-Free Money Fund, ______________ shares of the Ohio Insured Tax-Free Money Fund, _____________ shares of the California Tax-Free Money Fund, ________ shares of the Florida Tax-Free Money Fund, __________ shares of the Tax-Free Intermediate Term Fund and _______________ shares of the Ohio Tax-Free Money Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

QUORUM
------

     [For Proposal 2, the presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the meeting. For the other Proposals, the presence, in person or by proxy, of more than 50% of the outstanding shares of a Fund is necessary to constitute a quorum for that Fund.]

VOTING
------

     The vote of a majority of the outstanding shares of a Fund is required for approval of the new management agreement with respect to that Fund (Proposal 1 above). The vote of a majority of the outstanding shares for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. The vote of a plurality of the Trust's shares represented at the meeting is required for the election of Trustees (Proposal 2 above). The vote of a simple majority of the shares voted is required for the ratification of the selection of Arthur Andersen LLP as the independent public accountants for each Fund (Proposal 3 above).

     If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received which voted in favor of the proposal in favor of such an adjournment and will vote those proxies received which voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes'" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be a vote against Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
-----------------------------------------------

     On September 16, 1999, the following persons owned 5% or more of the outstanding shares of the Trust (or any Fund): [Insert charts with name of Fund, beneficial owner name, amount and nature of beneficial ownership and % of Fund.]

     The following table sets forth the shares of each Fund beneficially owned, as of September 16, 1999, by the executive officers and Trustees of the Trust who are not also nominees for election as Trustees:

     [insert chart]

     The Trustees of the Trust intend to vote all of their shares to elect the proposed slate of Trustees and in favor of all other proposals. On the record date, all nominees for election as trustees and officers as a group owned of record or beneficially ________% of the outstanding shares of the [____] Fund and [less than 1%] of the outstanding shares of each of the other Funds.

     [No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust (or any Fund) on the record date.]

                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy material must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting.

                                 OTHER BUSINESS

     The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     A COPY OF tHE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS AVAILABLE AT NO CHARGE BY MAKING A WRITTEN REQUEST DIRECTED TO MS. TINA D. HOSKING, SECRETARY, COUNTRYWIDE TAX-FREE TRUST, 312 WALNUT STREET, 21ST FLOOR, CINCINNATI, OHIO 45202-4094, OR BY CALLING THE TRUST NATIONWIDE TOLL-FREE AT 800-543-0407 OR IN CINCINNATI AT
(513) 629-2050.

                                        By Order of the Board of Trustees,

                                        Tina D. Hosking, Secretary

Date: September ___, 1999

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR BY FAX TO (513) ________________.

                                     FORM OF
                            MANAGEMENT AGREEMENT TO:


TO:  COUNTRYWIDE INVESTMENTS, INC.
     312 Walnut Street
     Cincinnati, Ohio  45202

Dear Sirs:

     Countrywide Tax-Free Trust (hereinafter referred to as the "Trust") herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an investment company. The ______ Fund (the "Fund") has been established as a series of the Trust. You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

1.   ADVISORY SERVICES
     -----------------

     You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with its investment objectives and policies. You will determine what securities shall be purchased for the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further, to such policies and instructions as the Board of Trustees (the "Board") of the Trust may from time to time establish and supply to you copies thereof. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2.   ALLOCATION OF CHARGES AND EXPENSES
     ----------------------------------

     You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, stockholders or employees of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, employees or stockholders of your corporation will be paid by the Trust.

     You will pay all advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under the Trust's Plans of Distribution Pursuant to Rule 12b-1.

     The Fund will also be responsible for the payment of all other operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under Federal and State securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer, shareholder service and dividend disbursing agent and accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of trustees of the Trust who are not affiliated with you, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund's shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders' meetings and proxy solicitations, such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Fund's obligations. All other expenses not assumed by you herein incurred by the Fund in connection with the organization, registration of shares and operations of the Fund will be borne by the Fund.

3.   COMPENSATION OF THE ADVISER
     ---------------------------

     For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay you as of the last day of each month, a fee equal to the annual rate of: _____________________.

     The total fees payable during each of the first and second halves of each fiscal year of the Trust shall not exceed the semiannual total of the daily fee accruals requested by you during the applicable six month period. The average value of net assets shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund's shares has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.   EXECUTION OF PURCHASE AND SALE ORDERS
     -------------------------------------

     In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's accounts with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Trust and you understand that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

     If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Trust. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others.

5.   LIMITATION OF LIABILITY OF ADVISER
     ----------------------------------

     You (including your directors, officers, shareholders, employees, control persons and affiliates of any thereof) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from the reckless disregard by you of your obligations and duties under this Agreement ("disabling conduct"). However, you will not be indemnified for any liability unless (1) a final decision is made on the merits by a court or other body before whom the proceeding was brought that you were not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that you were not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by you in defending a proceeding, upon the undertaking by or on behalf of you to repay the advance unless it is ultimately determined that you are entitled to indemnification, so long as you meet at least one of the following as a condition to the advance: (1) you shall provide a security for your undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that you ultimately will be found entitled to indemnification. Any person employed by you who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as your employee or agent.

6.   DURATION AND TERMINATION OF THIS AGREEMENT
     ------------------------------------------

     This Agreement shall be effective upon its execution, shall remain in force for a period of two (2) years from that date and remain in force from year to year thereafter, subject to annual approval by (i) the Board of the Trust or
(ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of you or of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon approval of the Board, including a majority of the trustees who are not interested persons of you or of the Trust, you may continue to serve or act in such capacity for the Fund for the period of time (not exceeding one hundred and twenty days after the termination of the Agreement) pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you will be equal to the lesser of your actual costs incurred in furnishing investment advisory services to the Fund or the amount you would have received under this Agreement.

     This Agreement may, on sixty days' written notice, be terminated at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by you. This Agreement shall automatically terminate in the event of its assignment.

7.   AMENDMENT OF THIS AGREEMENT
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

8.   LIMITATION OF LIABILITY
     -----------------------

     It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and the shareholders of the Fund and signed by the officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in the Trust's Declaration of Trust.

9.   MISCELLANEOUS
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                        Yours very truly,

ATTEST:                                 COUNTRYWIDE TAX-FREE TRUST

____________________                    By:_____________________________
Dated:

                                   ACCEPTANCE

     The foregoing Agreement is hereby accepted.

ATTEST:                                 COUNTRYWIDE INVESTMENTS, INC.

____________________                    By:_____________________________
Dated:

PROXY
                           COUNTRYWIDE TAX-FREE TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                October 27, 1999

     The undersigned shareholder of Countrywide Tax-Free Trust (the "Company") hereby nominates, constitutes and appoints Robert H. Leshner and Maryellen Peretzky, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held in the 10th Floor Conference Center, 312 Walnut Street, Cincinnati, Ohio 45202, on Wednesday, October 27, 1999 at 10:00 a.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     1.   APPROVAL OF NEW  MANAGEMENT  AGREEMENT WITH  COUNTRYWIDE  INVESTMENTS,
          INC.

          |_| FOR                      |_| AGAINST                   |_| ABSTAIN

     2. ELECTION OF THE NINE PERSONS BELOW TO SERVE AS TRUSTEES UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

          Robert H. Leshner    H. Jerome Lerner    Oscar P. Robertson
          _________    _________    _________     _________     _________

          |_| AUTHORITY GIVEN                    |_| AUTHORITY WITHHELD

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------

     3. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

          |_| FOR                      |_| AGAINST                   |_| ABSTAIN

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS 1 AND 3, AND "AUTHORITY GIVEN" ON PROPOSAL 2. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. ON OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


_______________   DATED:___________, 1999   ____________________________________
Number of Shares                            (Please Print Your Name)

                                            ____________________________________
                                            (Signature of Shareholder)

                                            ____________________________________
                                            (Please Print Your Name)

                                            ____________________________________
                                            (Signature of Shareholder)

                                            (Please  date  this  proxy and sign
                                            your  name  as it  appears  on  the
                                            label.  Executors,  administrators,
                                            trustees,  etc.  should  give their
                                            full   titles.   All  joint  owners
                                            should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST A WRITTEN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.